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                                                                   EXHIBIT 10.14


                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made and entered into this 1st day of December, 2002, but effective as of December 1, 2002 (the "Amendment Date"), by and among XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), Bank One, Oklahoma, N.A., and U.S. Bank National Association, as Lenders under the Credit Agreement referred to below (the "Lenders"), and Bank One, Oklahoma, N.A., as Agent (in such capacity, the "Agent"), with reference to the following:

         A. The Borrower, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of October 31, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated effective as of June 1, 2002, and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated effect as of September 10, 2002 (the "Credit Agreement").

         B. The Borrower has requested that the Lenders and the Agent (i) extend the availability of the Revolving Credit Facility and the maturity of the Revolving Loans, and (ii) waive certain Defaults arising by virtue of the Borrower's failure to comply with certain financial covenants set forth in the Credit Agreement at October 31, 2002. The Lenders and the Agent have agreed to the foregoing requests, subject to the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby amend the Credit Agreement, effective as of the Amendment Date, as follows:

1. DEFINITIONS. Capitalized terms used herein (including capitalized terms used in the recitals above) but not otherwise defined have the respective meanings assigned to them in the Credit Agreement.

2. WAIVERS. Effective as of the Amendment Date, and subject to the Borrower's satisfaction of the conditions precedent set forth in Section 4 of this Amendment, the Lenders and the Agent agree to waive the Borrower's non-compliance with Sections 6.24.2 (Debt Service Coverage Ratio) of the Credit Agreement at October 31, 2002, and any consequences of such non-compliance (other than as set forth in this Amendment). The foregoing waivers do not extend to any other existing Default or Unmatured Default (whether or not known to the Borrower, the Lenders or the Agent) or to any Default or Unmatured Default that may arise or occur after the Amendment Date. Nothing contained in this Amendment shall be construed as waiving any other term or condition of the Credit Agreement or any of the other Loan Documents or as obligating the Lenders or the Agent to waive any future noncompliance or Default.
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3. MODIFICATION OF FACILITIES. Effective as of the Amendment Date, and subject to the Borrower's satisfaction of the conditions precedent set forth in this
Amendment:

         A. Extension of Revolving Credit Facility. The availability of the Revolving Credit Facility and the maturity of the Revolving Loans are hereby extended from November 30, 2002 to March 31, 2003. Accordingly, the definition of the term "Revolving Credit Facility Termination Date" appearing in Section
1.1 of the Credit Agreement is hereby amended by replacing the reference to the date "October 31, 2002" (as subsequently amended to "November 30, 2002.") with the date "March 31, 2003."

         B. No Obligation to Grant Further Extensions. The Borrower acknowledges that, notwithstanding the references in the Credit Agreement and this Amendment to dates or periods of time subsequent to March 31, 2003, (i) the Lenders will not be obligated to further extend the availability of the Revolving Credit Facility, (ii) the Lenders have given no assurances or commitment that any extension request will be approved, (iii) the Lenders may refuse any extension request in the exercise of their sole and absolute discretion, and (iv) if any extension request is approved, the Lenders may condition such approval on the Borrower's satisfaction of certain requirements, including the making of further modifications to the Credit Agreement and/or the terms of the Facilities.

         C. Renewal Note. The Borrower agrees to make, execute and deliver to each Lender a renewal Revolving Note (each, a "Renewal Revolving Note"), substantially in the form attached hereto as Exhibit "F-1B." The Renewal Revolving Notes are hereinafter collectively referred to as the "Renewal Notes." The Renewal Notes shall be in renewal, extension and replacement of, but not in satisfaction or as a novation of, the respective Notes delivered pursuant to the Credit Agreement, and from and after the Amendment Date, unless the context otherwise requires, all references to the "Revolving Notes" appearing in the Credit Agreement or any other Loan Documents shall mean and refer to the Renewal Revolving Notes.

4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the Amendment Date, subject to the Borrower's satisfaction of the following conditions precedent (in addition to the conditions precedent set forth in Article IV of the Credit Agreement):

         A. Execution of Documents. The Borrower shall have duly and validly authorized, executed and delivered to the Agent and the Lenders the following documents, each in form and substance satisfactory to the Lenders:

                  (i) this Amendment; and

                  (ii) the Renewal Revolving Notes;

         B. Resolutions. The Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment and the performance by the Borrower of its obligations under this Amendment, the Credit Agreement (as amended by this Amendment) and the Renewal Notes.

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         C. Consent of Guarantor. The "Consent of Guarantor" appearing after the
Borrower's signature to this Amendment shall have been duly and validly authorized, executed and delivered to the Lender by the Guarantor.

         D. Accuracy of Representations and Warranties. All representations and warranties made by the Borrower in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Amendment Date (except to the extent any of such representations and warranties with respect to the financial condition of the Borrower refer to an earlier specified date).

         E. No Default. There shall not have occurred any additional Default or Unmatured Default as of the Amendment Date, and the Borrower shall be current in payment of all principal, interest and fees due and owing to the Agent or the Lenders as of the Amendment Date.

         F. Waiver/Amendment Fee. The Borrower shall have paid to the Agent, for the account of each Lender in accordance with each Lender's Pro Rata Share, a waiver/amendment fee of $16,579.32 (which amount is equal to 1/10th of 1% of the remaining aggregate Commitments).

5. REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower contained in Article V of the Credit Agreement remain true and correct (except to the extent any representations and warranties as to the Borrower's financial condition relate solely to an earlier specified date) and are hereby remade and restated as the date hereof and shall survive the execution and delivery of this Amendment. The Borrower further represents and warrants as follows:

         A. Authority. The Borrower has all requisite power and authority and has been duly authorized to execute, deliver and perform its obligations under this Amendment, the Credit Agreement (as amended by this Amendment) and the Renewal Notes.

         B. Binding Obligations; Enforceability. This Amendment, the Credit Agreement (as amended by this Amendment) and the Renewal Notes are valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

         C. No Conflict; Government Consent. Neither the execution and delivery by the Borrower of this Amendment and the Renewal Notes, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries, or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the


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Property of the Borrower or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of this Amendment, the borrowings under the Credit Agreement (as amended hereby), the payment and performance by the Borrower of the Obligations, or the legality, validity, binding effect or enforceability of this Amendment, the Credit Agreement (as amended by this Amendment) or the Renewal Notes.

         D. No Material Adverse Change. Since October 31, 2002 (the date of the latest financial statements of the Borrower which have been delivered to the Agent and the Lenders), there has been no adverse change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

6. MISCELLANEOUS.

         A. Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Credit Agreement. Except as amended, modified and supplemented by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its original stated terms, all of which are hereby reaffirmed in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the "Credit Agreement" appearing in any of the Loan Documents shall hereafter be deemed references to the Credit Agreement as amended, modified and supplemented by this Amendment.

         B. Descriptive Headings. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

         C. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma.

         D. Reimbursement of Expenses. The Borrower agrees to pay the reasonable fees and out-of-pocket expenses of The Drummond Law Firm, counsel to the Agent, incurred in connection with the preparation of this Amendment and the consummation of the transactions contemplated hereby.

         E. Release by Borrower. In consideration of the waivers and other agreements of the Lenders and the Agent contained herein, the Borrower, for itself and its officers, directors, agents, employees, successors and assigns, hereby releases, acquits and forever discharges each of the Lenders and the Agent, and each of their respective parent, subsidiary and affiliated companies and each of their respective officers, directors, agents, employees, successors, and


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assigns, and all other persons acting for or on behalf of the Lenders and/or the Agent, of and from any and all manner of actions, causes of actions, suits, debts, accounts, conveyances, agreements, damages, claims, demands, liabilities, costs, and expenses of whatsoever kind or nature, including attorney's fees, in law or in equity, known or unknown, anticipated or unanticipated and howsoever arising or accruing, which the Borrower may now have or may claim to have against the parties released or any of them, including, without limitation, those arising out of or relating in any way to the Credit Agreement or the administration of the Facilities thereunder, any other Loan Document or any other agreement or document relating to the Facilities. It is understood and agreed by the Borrower that this is a full and final release covering any and all of the Borrower's actions, claims, debts, judgment, damages, objections, costs, attorney's fees, demands or liabilities, whether known or unknown, undisclosed and/or unanticipated, which may have arisen, or may arise from any act or omission, prior to the date of the execution and delivery of this Amendment.

         F. No Course of Dealing. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness or commitment on the part of the Agent or the Lenders to grant other or future waivers or consents, should any be requested, or to agree to other or future amendments to or modifications of the Credit Agreement or the terms and conditions applicable to the Facilities.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.
                      SIGNATURES APPEAR ON FOLLOWING PAGE.]



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         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed and delivered this Amendment on the day and year first set forth above.

                                     XETA TECHNOLOGIES, INC.



                                     By: /s/ Robert B. Wagner
                                         ----------------------------------
                                     Name:   Robert B. Wagner
                                     Title:  Secretary and Chief Financial
                                             Officer


Revolving Loan Commitment            BANK ONE, OKLAHOMA, N.A.,
from and after Amendment Date:       Individually and as Agent
$1,100,000.00

                                     By: /s/ Tipton J. Burch
                                         ----------------------------------
                                     Name:   Tipton J. Burch
                                     Title:  First Vice President


Revolving Loan Commitment            U.S. BANK NATIONAL ASSOCIATION
from and after Amendment Date:       (formerly known as Firstar Bank, N.A.,
$900,000.00                          successor by merger to Firstar Bank
                                     Missouri, National Association)


                                     By: /s/ David L. Orf
                                         ----------------------------------
                                     Name:   David L. Orf
                                     Title:  Vice President


                                    EXHIBITS

Exhibit F-1B   -    Form of Renewal Revolving Note


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


                              CONSENT OF GUARANTOR

         The undersigned hereby (i) acknowledges and consents to the execution and delivery of the above and foregoing Third Amendment to Credit Agreement,
(ii) confirms that the Subsidiary Guaranty of the undersigned will continue in full force and effect as security for payment and performance of all of the "Guaranteed Obligations," as such term is used in the Subsidiary Guaranty, and
(iii) ratifies and reaffirms the Subsidiary Guaranty.

         No inference shall be drawn from the undersigned's execution of this Consent that consent or approval of the undersigned is required for this or any future modification or amendment of or supplement to the Credit Agreement or other Loan Document, or for this or any future increase, decrease, extension or renewal of the Guaranteed Obligations.

         Capitalized terms used in this Consent and not otherwise defined have the respective meanings assigned to them in the Credit Agreement referred to in the above and foregoing Second Amendment to Credit Agreement.


                                 U.S. TECHNOLOGIES SYSTEMS, INC.


                                 By:  /s/ Robert B. Wagner
                                     ---------------------------
                                 Name:    Robert B. Wagner
                                       -------------------------
                                 Title:   Vice President
                                        ------------------------



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                             RENEWAL REVOLVING NOTE
                                 (Exhibit F-1B)

$                                                             December 1, 2002
 -----------------                                             Tulsa, Oklahoma

         XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of _________________ (the "Lender"), the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Section 2.1.1 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Revolving Loans in full on the Revolving Credit Facility Termination Date and shall make such mandatory payments as are required to be made under the terms of Article II of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Revolving Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated effective as of June 1, 2002, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated effective as of September 10, 2002, and as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated effective as of December 1, 2002 (which, as it may be further amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement. Reference is made to the Agreement for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.

         This Note is secured pursuant to the Collateral Documents, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.

         This Note is made, executed and delivered by the Borrower and delivered to the Lender in renewal, extension and replacement for that certain Revolving Note dated as of October 31, 2001, executed by the Borrower payable to the order of the Lender in the stated principal amount of $__________ (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for payment of this Note.

                    XETA TECHNOLOGIES, INC., an Oklahoma corporation

                    By:
                        ------------------------------------------------
                           Print Name:  Robert B. Wagner
                           Title:  Secretary and Chief Financial Officer